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This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX **STACKS**
Blockstack Network Token Sale

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Stacks
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This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

Welcome! You have signed up successfully.

STX **STACKS**
Blockstack Network Token Sale

Voucher Registrant •

VOUCHER HOLDER REGISTRATION > PURCHASER > IDENTITY > VOUCHER > STATUS

Stacks Sale Timeline

Voucher Registration Period Starts

May 17: Voucher holders start identity check, express interest in participating, and verify voucher. No funds sent at this time.

Voucher Registration Period Ends

May 25: Voucher registration period closes; voucher holders who have not completed the voucher registration process will not be able to redeem their voucher during the sale.

General Pre-registration Period Starts

May 29: General public can begin identity and accreditation checks, and request allocations. No funds sent at this time.

Purchase Period Starts

TBD: Purchasers (both voucher holders and non-voucher holders) who have passed identity and any necessary accreditation checks can review and agree to all agreements and send funds.

Purchase Period Ends

TBD: 60 days following the start of the purchase period or until the general offering has been fully subscribed and the voucher offering is either fully subscribed or we have determined, in our discretion, that no additional purchasers are expected to subscribe to the voucher offering.

Purchaser Requirements

Participants in the Stacks Token Sale must meet compliance requirements to verify their identity. Here's is what you'll need:

U.S. RESIDENTS	NON-U.S. RESIDENTS
✓ A U.S. social security number.	✓ A legible scan of the first page of your passport or other government-issued photo ID.

Get started

STX **STACKS**
Blockstack Network Token Sale

Voucher Registrant ▾

VOUCHER HOLDER REGISTRATION > PURCHASER > IDENTITY > PURCHASE AMOUNT > VOUCHER > STATUS

Who will be purchasing?

TYPE OF ENTITY

- (●) A person
- ( ) A company
- ( ) A trust

LEGAL NAME OF ENTITY

First name | Middle name | Last name

Save & Continue

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX **STACKS**

Blockstack Network Token Sale

Voucher Registrant ▾

VOUCHER HOLDER REGISTRATION > IDENTITY > PURCHASE AMOUNT > VOUCHER > STATUS

About Example Person

This information is required to comply with International and US laws and financial regulations

YOUR LEGAL NAME

Example | Middle name | Person

DATE OF BIRTH

Month | Day | Year

SOCIAL SECURITY NUMBER

I don't have a US social security number

To verify your identity

PHONE NUMBER

(201) 555-0123

ADDRESS

Enter a location

Save & Continue

PARTICIPATING AS

Example Person · Change

Cancel voucher registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS
Blockstack Network Token Sale

Voucher Registrant ›

VOUCHER HOLDER REGISTRATION › IDENTITY › PURCHASE AMOUNT › VOUCHER › STATUS

About Example Company

This information is required to comply with International and US laws and financial regulations

PARTICIPATING AS

Example Company · Change

Cancel voucher registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Details

COMPANY TYPE

TAX ID NUMBER

INCORPORATION DATE

Month | Day | Year

INCORPORATION LOCATION

United States of Amer | State / Region

COMPANY ADDRESS

Enter a location

Save section

Major shareholders

Enter the names of anyone that owns 10% or more of Example Company

TYPE	FIRST NAME	MIDDLE NAME	LAST NAME
A person			

+ Add another major shareholder

Save section

Shareholder Ownership

Upload a document in English language listing major shareholders and % ownership. This can be letter from a CPA, CFO, or attorney listing ownership, an official government document, or an company agreement or schedule listing investors. If you don't provide this now we will ask for it later.

Choose File No file chosen

Save Section

Signatory info

TITLE AT EXAMPLE COMPANY

YOUR LEGAL NAME

First name | Middle name | Last name

DATE OF BIRTH

Month | Day | Year

SOCIAL SECURITY NUMBER

I don't have a US social security number

To verify your identity

PHONE NUMBER

(201) 555-0123

ADDRESS

Enter a location

Save section

Continue

STACKS
Blockstack Network Token Sale

Voucher Registrant ▾

VOUCHER HOLDER REGISTRATION > IDENTITY > PURCHASE AMOUNT > VOUCHER > STATUS

About Example Trust

This information is required to comply with international and US laws and financial regulations

Details

TYPE OF TRUST

- ○ Revocable
- ◉ Irrevocable

TAX ID NUMBER

For revocable trusts, this is typically the grantor's Tax ID number

Save section

Trust Agreement

Upload a trust agreement in English. If you don't provide this now we will ask for it later by email

Choose File No file chosen

Save Section

Example Trust's Beneficiaries

TYPE	FIRST NAME	MIDDLE NAME	LAST NAME
A person			

+ Add another grantor or beneficiary

Save section

Signatory info

TITLE AT EXAMPLE TRUST

YOUR LEGAL NAME

First name | Middle name | Last name

DATE OF BIRTH

Month | Day | Year

SOCIAL SECURITY NUMBER

I don't have a US social security number

To verify your identity

PHONE NUMBER

(201) 555-0123

ADDRESS

Enter a location

Save section

Continue

PARTICIPATING AS

Example Trust – Change

Cancel voucher registration ▸

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

STX

STACKS

Blockstack Network Token Sale

Voucher Registrant ▾

VOUCHER HOLDER REGISTRATION > ✓ IDENTITY > PURCHASE AMOUNT > VOUCHER > STATUS

Purchase amount

DESIRED PURCHASE AMOUNT (USD)

$100–$50,000,000. You may purchase up to $3000 at the price of $0.12 per token. Any purchase greater than that will be at the price of $0.30 per token. Your allocation for amounts greater than $3000 may be pro-rated based on demand. **You must purchase at least $100 to participate. You are not obligated to purchase the amount indicated here.**

$

Purchase limit

If your final purchase amount is more than 10% of the greater of your annual income or net worth, you'll need to be an accredited investor.

Submit purchase amount

PURCHASING AS Example Person ▾ Change

TOKEN PRICE

Voucher Program: $0.12 per token for up to 25,000 tokens

General Offering: $0.30 per token

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks

Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem

Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help

Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS
Blockstack Network Token Sale

Voucher Registrant ▾

VOUCHER HOLDER REGISTRATION > ✓ IDENTITY > ✓ PURCHASE AMOUNT > VOUCHER > STATUS

Upload your Blockstack Token Voucher

You must upload the voucher PDF you received in the email titled `"IMPORTANT! Save this email. Your Blockstack Token Voucher Attached"` in order to be able to participate in the voucher program of the Stacks Token Sale. Purchasers in the voucher program are able to purchase up to 25,000 Stacks Tokens at a price of $0.12 per token.

You must complete this step by May 25 at 11:59 p.m. Eastern Time to be eligible to participate in the voucher program.

VOUCHER NUMBER

12345

VOUCHER PDF

Drag & drop your voucher here or click to browse

Upload voucher

PARTICIPATING AS

Example Person · Change

Cancel voucher registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks
- Current Holders
- Wallet
- Explorer
- White Papers
- Terms of Use
- Privacy Policy

Ecosystem
- Blockstack
- App Mining
- Signature Fund
- Telegram (English)
- Telegram (中文群)

Help
- Documentation
- Frequently Asked Questions
- Check Allocation
- Forum
- Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS

Blockstack Network Token Sale

Voucher Registrant ▾

Stacks - Voucher registration pending

NEXT STEPS

You have completed your part of the voucher registration process.

You will not be able to participate until your identity is verified, you've requested an allocation, and your voucher is matched to your identity. You will receive a confirmation email once your identity is verified and your registration is complete.

Please note that, even after your registration is complete, you have not purchased any Stacks Tokens, and are not obligated to purchase the amount of Stacks Tokens that you indicated during your registration, or any Stacks Tokens at all.

Once the SEC qualifies the token sale, we will notify you about next steps for redeeming your voucher to purchase tokens, which will include reviewing the publicly filed offering statement and the preliminary offering circular that is part of that offering statement at stackstoken.com. In the meantime, please stay tuned for updates at stackstoken.com.

TIMELINE

- ✓ MAY 17, 2019
  Voucher registration period starts
- ✓ MAY 25, 2019
  Voucher registration ends
- Identity verification — Pending
  Takes 1-3 days
- Voucher verification — Pending

VOUCHER REGISTRATION DETAILS

REGISTERED ON	May 30, 2019
REGISTERED AS	Example Example

Cancel voucher registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular